Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

December 31, 2009

($ in Thousands)

		6/09 QTR		9/09 QTR		12/09 QTR
Loan Loss Reserve - Total		$161,695		$166,836		$190,549
	- General	51,979		59,461		75,152
	- Specific	109,716		107,375		115,397
Net Charge-offs (Recoveries) for the Qtr		33,630		46,659		46,037
Non-performing Assets - Total		605,882		557,120		553,285
	- REO	86,651		120,105		133,235
	- REHI	26,937		56,758		50,273
	- Non-accrual	492,294		380,257		369,777
Troubled Debt Restructuring		68,385		136,894		202,674
Regulatory Capital Ratios	- Tangible	1,076,697	9.21%	1,414,885	11.56%	1,424,078	11.53%
(excludes holding co.)	- Core	1,076,697	9.21	1,414,885	11.56	1,424,078	11.53
	- Risk Based	1,123,311	16.49	1,469,857	21.57	1,505,230	22.36

		6/09 QTR	6/09 YTD	9/09 QTR	9/09 YTD	12/09 QTR
Loan Originations - Total		$430,886	$1,303,787	$536,673	$1,840,460	$399,067
Single-Family Residential		201,599	597,650	257,562	855,212	181,228
Construction - Speculative		18,375	64,779	37,851	102,630	21,524
Construction - Custom		61,832	164,867	98,085	262,952	72,525
Land - Acquisition & Development		11,682	37,851	7,574	45,425	16,395
Land - Consumer Lot Loans		3,556	10,769	3,912	14,681	3,359
Multi-Family		23,737	72,757	24,864	97,621	18,840
Commercial Real Estate		24,925	94,938	22,509	117,447	11,815
Commercial & Industrial		61,975	176,013	67,227	243,240	55,433
HELOC		22,443	69,428	16,327	85,755	17,381
Consumer		762	14,735	762	15,497	567

		6/09 QTR	6/09 YTD	9/09 QTR	9/09 YTD	12/09 QTR
Loan Servicing Fee Income		$2,409	$6,385	$2,442	$8,827	$1,887
Other Fee Income		746	2,279	916	3,195	753

Total Fee Income		$3,155	$8,664	$3,358	$12,022	$2,640

		6/09 QTR	6/09 YTD	9/09 QTR	9/09 YTD	12/09 QTR
Average Loans		$9,374,356	$9,524,867	$9,120,537	$9,422,954	$9,048,527
Average Earning Assets		11,830,798	11,779,157	11,682,998	11,754,919	12,012,469
Average Assets		12,223,318	12,238,240	12,241,344	12,254,243	12,646,671
Average Paying Liabilities		10,770,347	10,685,963	10,817,127	10,719,024	10,834,644
Operating Expenses/Average Assets		1.01%	0.88%	0.87%	0.87%	0.85%
Efficiency Ratio		31.06	27.63	26.35	27.30	26.56
Amortization of Intangibles		$801	$2,211	$782	$2,938	$728
Net Interest Margin		3.19%	3.14%	3.27%	3.17%	3.26%

		6/09 QTR	6/09 YTD	9/09 QTR	9/09 YTD	12/09 QTR
Repayments
Loans		$660,454	$1,565,143	$556,692	$2,121,835	$406,678
MBS		199,928	345,679	186,504	532,183	188,159

		6/09 QTR		9/09 QTR		12/09 QTR
EOP Numbers
Shares Issued and Outstanding		88,048,226		112,247,748		112,439,949

		6/09 QTR	6/09 YTD	9/09 QTR	9/09 YTD	12/09 QTR
Share repurchase information
Remaining shares auth. for repurchase		2,888,314	2,888,314	2,888,314	2,888,314	2,888,314
Shares repurchased		—	—	—	—	—
Average share repurchase price		$—	$—	$—	$—	$—

Washington Federal, Inc.

Fact Sheet

December 31, 2009

($ in Thousands)

	6/09 QTR		9/09 QTR		12/09 QTR
Tangible Common Book Value
$ Amount	$1,136,502		$1,488,688		$1,477,681
Per Share	12.91		13.26		13.14
# of Employees	1,095		1,105		1,085
Tax Rate - Going Forward	35.50%		35.50%		36.00%

	6/09 QTR		9/09 QTR		12/09 QTR
Investments
Available-for-sale:
Agency MBS	$1,911,728		$2,187,258		$1,826,787
Other	16,145		13,825		93,378

	$1,927,873		$2,201,083		$1,920,165

Held-to-maturity:
Agency MBS	$102,250		$95,607		$90,715
Other	7,440		7,435		7,080

	$109,690		$103,042		$97,795

	AS OF 6/30/09		AS OF 9/30/09		AS OF 12/31/09
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Gross Loan Portfolio by Category
Single-Family Residential	$6,763,040	71.2%	$6,785,723	72.3%	$6,755,256	72.8%
Construction - Speculative	311,995	3.3	267,430	2.8	216,793	2.3
Construction - Custom	240,885	2.5	258,839	2.8	266,537	2.9
Land - Acquisition & Development	613,499	6.5	519,130	5.5	479,353	5.2
Land - Consumer Lot Loans	198,127	2.1	195,812	2.1	191,413	2.1
Multi-Family	695,795	7.3	705,212	7.5	706,494	7.6
Commercial Real Estate	306,994	3.2	294,109	3.1	301,932	3.3
Commercial & Industrial	123,978	1.3	119,019	1.3	111,356	1.2
HELOC	118,001	1.2	122,184	1.3	128,277	1.4
Consumer	128,764	1.4	120,081	1.3	111,869	1.2

	9,501,078	100%	9,387,539	100%	9,269,280	100%

Less:
ALL	161,695		166,836		190,549
Loans in Process	193,119		200,919		186,763
Deferred Net Origination Fees	34,924		36,354		36,435

	389,738		404,109		413,747

	$9,111,340		$8,983,430		$8,855,533

	AS OF 6/30/09		AS OF 9/30/09		AS OF 12/31/09
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Net Loan Portfolio by Category
Single-Family Residential	$6,719,345	73.7%	$6,739,571	74.9%	$6,702,901	75.8%
Construction - Speculative	242,789	2.7	201,430	2.2	156,972	1.8
Construction - Custom	150,883	1.7	139,284	1.6	149,418	1.7
Land - Acquisition & Development	466,175	5.1	391,920	4.4	339,628	3.8
Land - Consumer Lot Loans	194,430	2.1	193,749	2.2	188,883	2.1
Multi-Family	689,089	7.6	700,151	7.8	699,977	7.9
Commercial Real Estate	302,228	3.3	274,719	3.1	286,336	3.2
Commercial & Industrial	113,325	1.2	111,231	1.2	101,582	1.1
HELOC	115,296	1.3	121,334	1.4	127,132	1.4
Consumer	117,780	1.3	110,042	1.2	102,704	1.2

	$9,111,340	100%	$8,983,430	100%	$8,855,533	100%

Washington Federal, Inc.

Fact Sheet

December 31, 2009

($ in Thousands)

	AS OF 6/30/09			AS OF 9/30/09			AS OF 12/31/09
	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Deposits by State
WA	$3,560,161	46.4%	54	$3,612,300	46.0%	54	$3,639,792	45.7%	54
ID	608,187	7.9	16	603,979	7.7	16	597,072	7.5	16
OR	1,318,551	17.2	28	1,346,837	17.2	28	1,358,302	17.0	28
UT	313,530	4.1	10	320,242	4.1	10	326,606	4.1	10
NV	167,293	2.2	4	162,767	2.1	4	178,040	2.2	4
TX	111,752	1.5	6	121,851	1.6	6	126,396	1.6	6
AZ	1,143,665	14.9	21	1,216,095	15.5	21	1,285,539	16.1	21
NM	447,841	5.8	11	458,239	5.8	11	459,507	5.8	11

Total	$7,670,980	100%	150	$7,842,310	100%	150	$7,971,254	100%	150

	6/09 QTR			9/09 QTR			12/09 QTR
	AMOUNT	%		AMOUNT	%		AMOUNT	%
Deposits by Type
Checking (noninterest)	$116,836	1.5%		$119,654	1.5%		$112,041	1.4%
NOW (interest)	401,599	5.2		406,667	5.2		442,312	5.5
Savings (passbook/stmt)	196,500	2.6		197,025	2.5		201,867	2.5
Money Market	1,205,051	15.7		1,214,812	15.5		1,333,251	16.7
CD’s	5,750,994	75.0		5,904,152	75.3		5,881,783	73.9

Total	$7,670,980	100%		$7,842,310	100%		$7,971,254	100%

Deposits greater than $100,000 - EOP	$2,714,546			$2,835,393			$2,986,107

Brokered Deposits	$—			$—			$—

	6/09 QTR			9/09 QTR			12/09 QTR
Non-Performing Assets
Restructured loans	$68,385			$136,894			$202,674
Non-accrual loans:
Single-Family Residential	118,851			116,268			134,123
Construction - Speculative	71,701			50,348			61,558
Construction - Custom	1,336			—			—
Land - Acquisition & Development	265,901			187,061			151,005
Land - Consumer Lot Loans	—			—			—
Multi-Family	3,504			4,368			2,587
Commercial Real Estate	5,271			2,733			908
Commercial & Industrial	24,731			18,823			18,843
HELOC	75			—			—
Consumer	924			656			753

Total non-accrual loans	492,294			380,257			369,777
Total REO	86,651			120,105			133,235
Total REHI	26,937			56,758			50,273

Total non-performing assets	$605,882			$557,120			$553,285

Total non-performing assets and restructured loans	$674,267			$694,014			$755,959

Total non-performing assets and restructured loans as a % of total assets	5.60%			5.52%			5.97%

Restructured loans
Performing							$172,621	85.2%
Non-accrual *							30,053	14.8

* - Included in “Total non-accrual loans” above							$202,674	100%

	6/09 QTR			9/09 QTR			12/09 QTR
Net Charge-offs by Category
Single-Family Residential	$3,891			$8,784			$7,547
Construction - Speculative	4,218			11,337			6,950
Construction - Custom	—			109			95
Land - Acquisition & Development	17,757			23,218			29,148
Land - Consumer Lot Loans	454			229			331
Multi-Family	278			80			—
Commercial Real Estate	—			—			—
Commercial & Industrial	5,488			1,149			227
HELOC	35			115			69
Consumer	1,509			1,638			1,670

Total charge-offs	$33,630			$46,659			$46,037